UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to § 240.14a-12

GRAF INDUSTRIAL CORP.

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In connection with the proposed business combination between Graf Industrial Corp. ("Graf") and Velodyne Lidar, Inc. ("Velodyne”), Graf issued a press release providing a business update for Velodyne and will give an investor presentation to be held on September 1, 2020. A copy of the press release and a copy of the investor presentation are being filed herewith as soliciting material.

Graf Industrial Corp. Announces Business Update for Velodyne Lidar and Investor Webinar

•	Velodyne’s 2020 revenue guidance and outlook through 2024 are reaffirmed

•	Velodyne’s customer agreements represent approximately $970mm in expected revenue through 2024, a $130mm increase from time of initial transaction announcement on July 2, 2020

•	Velodyne successfully defended patents, with Hesai settlement announced in July 2020

•	Velodyne won “Hardware Supplier of the Year” – TU Automotive Awards, August 2020

•	SPACInsider-hosted investor presentation, open to the public, scheduled for 1:00pm ET on Tuesday, September 1

HOUSTON, August 31, 2020 / PRNewswire / Graf Industrial Corp. ("GRAF") (NYSE: GRAF, GRAF.U, GRAF WS), a special purpose acquisition company, announced today a business update for Velodyne Lidar, Inc. ("Velodyne" or the "Company"), with which GRAF expects to consummate its previously announced business combination (the “business combination”).

Velodyne reaffirmed its $101mm 2020 revenue guidance and multi-year revenue outlook through 2024. The proportion of the future revenue outlook supported by customer agreements has increased as the number of multi-year agreements entered into by Velodyne has increased to 18 (+2) since the announcement of the proposed business combination on July 2, 2020 (the “announcement”), with approximately 56% (+8% since the announcement ) of the 2024 revenue outlook now represented by customer agreements. Customer agreements now represent a total of approximately $970mm of revenue through 2024, an increase of approximately $130mm since the announcement.

Velodyne successfully defended its patents, with a settlement with Hesai announced in July 2020). Also since the announcement, commercial production on a variety of products has ramped up and achieved scale in Thailand.

Velodyne was awarded “Hardware Supplier of the Year” at the TU Automotive Awards in August 2020.

The announced business combination remains on track for a September 2020 closing, subject to certain closing conditions including but not limited to clearance by the Securities and Exchange Commission, approval of the business combination by the GRAF’s stockholders and the satisfaction or waiver of other conditions under the Merger Agreement.

Anand Gopalan, CEO of Velodyne, remarked, “As we continue to execute on our business model and build our product and customer pipeline, I am excited about our customers’ continued commitment to their lidar-enabled product roadmaps. Velodyne remains the leading provider of lidar and offers both rotational and solid-state lidar solutions. We help our customers deliver advanced and autonomous mobility solutions across multiple industries.”

Dr. Gopalan and Velodyne CFO Drew Hamer, along with GRAF CEO, James Graf, will participate in a presentation and Q&A webinar open to the public hosted by SPACInsider to be held at 1:00pm ET, Tuesday, September 1, with registration available at https://zoom.us/webinar/register/9115984667020/WN_BbJPw5VNS_eFI_2ur9pZ9g.

About Graf Industrial Corp.

Graf Industrial Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination. GRAF began trading on the NYSE in October 2018 and its common stock, units and warrants trade under the ticker symbols GRAF, GRAF.U and GRAF WS, respectively. GRAF's website is www.grafacq.com.

About Velodyne Lidar, Inc.

Velodyne Lidar is a global leader in lidar technology providing real-time 3D vision for autonomous systems thereby empowering the autonomous revolution by allowing machines to see their surroundings. Its lidar-based smart vision solutions are well known in the automotive industry, but also deployed in many nonautomotive applications, such as last-mile delivery, autonomous mobile robots, unmanned aerial vehicles (UAVs), advanced security systems, and smart city initiatives. Velodyne's website is www.velodyne.com.

Forward Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose", “guidance”, “outlook”, “reaffirm” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside GRAF's or Velodyne's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination; the inability to meet the NYSE's listing standards; costs related to the business combination; Velodyne's ability to manage growth; Velodyne's ability to execute its business plan; the timing of revenues from existing customers, including uncertainties related to the ability of Velodyne's customers to commercialize their products and the ultimate market acceptance of these products; the uncertain impact of the COVID-19 pandemic on Velodyne's and its customers' businesses; uncertainties related to Velodyne's estimates of the size of the markets for its products; the rate and degree of market acceptance of Velodyne's products; the success of other competing lidar and sensor-related products and services that exist or may become available; Velodyne's ability to identify and integrate acquisitions; rising costs adversely affecting Velodyne's profitability; uncertainties related to Velodyne's current litigation and potential litigation involving GRAF or Velodyne or the validity or enforceability of Velodyne's intellectual property; and general economic and market conditions impacting demand for Velodyne's products and services. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, the failure to satisfy other closing conditions under the Merger Agreement, and other risks and uncertainties included in the proxy statement relating to the business combination, including those under “Risk Factors” therein, and in other filings with the SEC. Neither GRAF nor Velodyne undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, GRAF filed a preliminary proxy statement and intends to file a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). The stockholders of GRAF and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, when available, the definitive proxy statement, in each case filed in connection the business combination, as these materials will contain important information about Velodyne, GRAF and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of GRAF as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement and any amendments thereto, the definitive proxy statements and other documents filed with the SEC by GRAF, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-222, Houston, Texas 77070, Attention: Chief Executive Officer, (310) 745-8669.

Participants in the Solicitation

GRAF and its directors and executive officers may be deemed participants in the solicitation of proxies from stockholders of Graf Industrial Corp. with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests is contained in GRAF’s annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-222, Houston, Texas 77070, Attention: Chief Executive Officer, (310) 745-8669. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination is contained in the preliminary proxy statement and will be contained in the definitive proxy statement for the business combination when available.

No Offer or Solicitation

This release shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Contact information

Graf Industrial Corp.
James Graf
Chief Executive Officer
james@grafacq.com

Velodyne Lidar, Inc.
Andrew Hamer
Chief Financial Officer
InvestorRelations@velodyne.com

SOURCE: Graf Industrial Corp.

and September 2020 Investor Presentation

Disclaimer

This presentation (this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Velodyne Lidar, Inc. ("Velodyne" or the "Company") and Graf Industrial Corp. ("Graf") and related transactions (the "Proposed Business Combination") and for no other purpose.

No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Graf, Velodyne or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Graf nor Velodyne has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Velodyne or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Velodyne and the Proposed Business Combination and of the relevance and adequacy of the information contained herein and should make such other investigations as they deem necessary.

Forward-Looking Statements

Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market and revenue opportunities, planned business strategies, the impact of the COVID-19 pandemic, competitive position and technological and market trends. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Velodyne's and Graf's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from assumptions. Many actual events and circumstances are beyond the control of Velodyne and Graf. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements, including the inability of the parties to successfully or timely consummate the Proposed Business Combination or that the approval of the stockholders of Graf or Velodyne is not obtained; the inability of the post-Business Combination company to meet the NYSE's listing standards; costs related to the Proposed Business Combination; Velodyne's ability to manage growth; Velodyne's ability to execute its business plan; the timing of revenue from existing customers, including uncertainties related to the ability of Velodyne's customers to commercialize their products and the ultimate market acceptance of these products; the uncertain impact of the COVID-19 pandemic on Velodyne's and its customers' businesses; uncertainties related to Velodyne's estimates of the size of the markets for its products and future revenue opportunities; the rate and degree of market acceptance of Velodyne's products; the success of other competing lidar and sensor-related products and services that exist or may become available; Velodyne's ability to identify and integrate acquisitions; rising costs adversely affecting Velodyne's profitability; uncertainties related to Velodyne's current litigation and potential litigation involving GRAF or Velodyne or the validity or enforceability of Velodyne's intellectual property; Velodyne's ability to partner with and rely on third party manufacturers; general economic and market conditions impacting demand for Velodyne's products and services; changes in applicable laws or regulations; and those factors discussed in Amendment No. 1 to the preliminary Proxy Statement relating to the Proposed Business Combination filed with the SEC on August 21, 2020 (the "Proxy Statement"), Graf's Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, in each case, under the headings "Risk Factors" and other documents of Graf filed, or to be filed, with the Securities and Exchange Commission ("SEC"). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Graf nor Velodyne presently know or that Graf and Velodyne currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Graf's and Velodyne's expectations, plans or forecasts of future events and views as of the date of this Presentation. Graf and Velodyne anticipate that subsequent events and developments may cause Graf's and Velodyne's assessments to change. However, while Graf and Velodyne may elect to update these forward-looking statements at some point in the future, Graf and Velodyne specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Graf's and Velodyne's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Use of Projections

This Presentation contains projected financial information with respect to Velodyne. Such projected financial information constitutes forward-looking information, and is included herein for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Velodyne Lidar | GRAF

Page 2

Disclaimer (Cont'd)

Financial Information; Non-GAAP Financial Measures

Some of the financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Proxy Statement that was filed by Graf with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and free cash flow, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Adjusted EBITDA is defined as Operating Income plus Depreciation & Amortization and other one-time charges. Free cash flow is defined as Cash Flow from Operations minus Capital Expenditures. For a reconciliation of these non-GAAP financial measures, please see the page entitled "Reconciliation of Non-GAAP Financials" at the end of this Presentation. Graf and Velodyne believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Velodyne's financial condition and results of operations. Velodyne's management uses these non-GAAP measures for purposes of budgeting, planning and other purposes. Graf and Velodyne believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Velodyne's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant items that are required by GAAP to be recorded in Velodyne's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about what is excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures together with GAAP results. You should review Velodyne's audited financial statements, which were included in the Proxy Statement filed by Graf with the SEC. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, Graf has filed a preliminary Proxy Statement with the SEC and intends to file a definitive Proxy Statement, when available, that will be distributed to holders of Graf's common stock in connection with Graf's solicitation of proxies for the vote by Graf's stockholders with respect to the Proposed Business Combination and other matters as described in the Proxy Statement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GRAF, VELODYNE AND THE PROPOSED BUSINESS COMBINATION. Investors and security holders may obtain free copies of the preliminary Proxy Statement and definitive Proxy Statement (when available) and other documents filed with the SEC by Graf through the website maintained by the SEC at http://www.sec.gov, or by directing a request to Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-222, Houston, TX 77070, Attention: James A. Graf, Chief Executive Officer, james@grafacq.com. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Graf and Velodyne and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination. Information about the directors and executive officers of Graf is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Additional information regarding the participants in the Proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the preliminary Proxy Statement and will be included in the definitive Proxy Statement and other relevant materials to be filed with the SEC regarding the Proposed Business Combination when they become available. Stockholders, potential investors and other interested persons should read the preliminary Proxy Statement and the definitive Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources as indicated above.

No Offer or Solicitation

This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Trademarks

This Presentation contains trademarks, service marks, trade names and copyrights of Graf, Velodyne and other companies, which are the property of their respective owners.

Velodyne Lidar | GRAF

Page 3

Highly Experienced Leadership Team



David Hall
Founder & Executive Chairman

- David Hall is a serial inventor and the Founder and Executive Chairman of Velodyne Lidar
- He is one of the original entrants in the DARPA Grand Challenge in 2005 and invented 3D Lidar to give autonomous vehicles real-time 360º vision
- Mr. Hall continues to serve as a visionary inventor whose technologies are enabling safe autonomous mobility

Velodyne Lidar
Velodyne



Dr. Anand Gopalan
Chief Executive Officer

- Anand Gopalan is a seasoned executive with experience building and leading world-wide engineering organizations and managing organizations through business model transitions
- Prior to succeeding Mr. Hall as CEO, Dr. Gopalan served as Velodyne's CTO and as a VP of Engineering at Rambus, where he oversaw chip and IP development activities for the Memory and Interfaced Division
- Dr. Gopalan received his PhD in Electrical engineering and Microsystems Engineering from the Rochester Institute of Technology

Rambus MegaChips



Andrew Hamer
Chief Financial Officer

- Drew Hamer is a seasoned finance executive with over 25 years of financial leadership experience at public and private technology companies
- Prior to joining Velodyne, Mr. Hamer managed investor relations, implemented financial efficiencies, raised capital, and oversaw the expansion of financial and business operations at various companies around the world
- Mr. Hamer is a member of Financial Executives International, the American Institute of CPAs and the Florida Institute of CPAs

ANOMALI ON24
KEYNOTE



James Graf
Chief Executive Officer of Graf Industrial

- Jim Graf is a renowned businessman with over 32 years of deal making and international capital markets experience
- Mr. Graf has completed four successful SPAC transactions as both sponsor/CFO (Global Eagle/Row44/Advanced Inflight Alliance, Silver Eagle/Videocon d2h, Double Eagle/Williams Scotsman) and as a board director (Platinum Eagle/Target Logistics)
- Mr. Graf was previously Founder and CEO of Praedea Solutions and spent nearly 15 years in investment banking at Merrill Lynch, Morgan Stanley, and elsewhere

Morgan Stanley
Merrill Lynch



Michael Dee
Chief Financial Officer of Graf Industrial

- Michael Dee is an experienced deal maker with nearly three decades of public markets, corporate finance, private equity and M&A experience
- Mr. Dee was a Senior Advisor at the Asian Infrastructure Investment Bank in Beijing and a member of its Investment Committees
- He was previously a Senior Managing Director at Temasek, Singapore's sovereign investment company, and spent over 26 years at Morgan Stanley in a variety of senior positions across the globe

Morgan Stanley
TEMASEK HOLDINGS
AIIB ASIAN INFRASTRUCTURE INVESTMENT BANK

Velodyne Lidar | GRAF
Page 4

Page 5 | Velodyne Lidar Moving Us Toward a Safer and More Secure World

Page 6 | Addressing the Need for Safety and Moving Goods / People Delivery - Moving Goods Automotive - Moving People Smart City and Security Includes Touchless Delivery, B to B Transport, rail, and robotic delivery Includes ADAS, Levels 1 - 5, AV, and Shuttles Includes Smart traffic lights, and Intersections, Drones, and More

Investment Highlights

Market Leader	▪ First mover with highest market share [1] ▪ 300+ customers across auto and non-auto markets ▪ ~45,000 units shipped to date [2] ▪ $600mm+ cumulative revenue since 2010 [2]
Trends	▪ Our auto and trucking customers are adopting lidar in commercial ADAS systems to improve safety ▪ Rollout of contactless last-mile delivery solutions accelerating due to COVID-19 pandemic ▪ Multiple non-automotive industries starting to use lidar, driven by lower ASPs
Competitive Moats	▪ Entrenched customer relationships with high switching costs ▪ Multiple production agreements across many automotive, delivery and security customers ▪ Extensive patent portfolio with demonstrated defensibility ▪ Broad product portfolio in rotational and solid state lidar, not relying on just one product or technology ▪ Proven low-cost manufacturing at scale
Visible Profitable Growth	▪ Estimated ~$970mm revenue through 2024 from established production agreements (current visibility on ~56% of 2024 revenue) ▪ ~$100mm revenue in 2020, projected to grow at 60%+ CAGR through 2024 ▪ Limited CAPEX, expected to achieve positive cash flow toward end of 2021
Upside Potential	▪ Significantly expanding customer pipeline ▪ Currently trading at a discount to median of comparable companies [3] ▪ Currently trading at 30%+ discount to recently announced early-stage lidar company [4]

(1) Based on management estimate.
(2) As of June 30, 2020.
(3) Per FactSet data as of August 28, 2020. Velodyne's peer group includes Ambarella, Ballard, Cree, Melexis, Mobileye, Nikola, Nvidia, Plug Power, Tesla, and Xilinx. Discount based on GRAF's EV / 2024E Revenue compared to median CY2021E revenue multiple of Velodyne's peers. Mobileye multiple reflects pre-announcement unaffected CY2018E metrics as of March 10, 2017.
(4) GRAF currently trading at 4.7x EV/ 2024 revenue as of 8/28/2020 and the recent lidar comparable priced transaction at an implied 6.9x EV/ 2024 revenue.

Velodyne Lidar | GRAF
Page 7

Positive Developments Since Transaction Announcement

Business Update

- Despite COVID-19 impact, Velodyne maintains 2020 revenue guidance and **reaffirms revenue outlook to 2024**
- Total number of multi-year agreements and projects in pipeline increased to **18 and 174**, respectively
- Expected future cumulative revenue from existing production agreements **increased by over $130mm to ~$970mm**
- Percentage of expected revenue outlook under agreements increased from ~48% to **~56%** in 2024E
- Defended our patents with **Hesai** settlement and recurring licensing payments
- **Ramped up commercial production** in Thailand
- Won **"Hardware Supplier of the Year"** in TU-Automotive AWARDS *(August 2020)*

Process Update

- Filed first amendment to Proxy statement
- Filed preliminary S-1 registration statement for PIPE shares, expected to increase liquidity after closing
- On track to close transaction in September 2020

Velodyne Lidar | GRAF
Page 8

Company Overview

Page 10 | 2005 Invented Real - Time 3D Lidar 2007 Began World’s First Commercial Production of Real - Time 3D Lidar Leading Lidar Technology TODAY ▪ Dominated the market for 13 years ▪ Broad product portfolio ▪ Cumulative sales of over $600 million (1) ▪ 300+ customers, including major OEMs and leading Tech companies ▪ Global sales and mass scale manufacturing ▪ 25+ new market segments outside automotive ▪ Backed by industry - leading strategic investors , including Ford, Baidu , Nikon and Hyundai Mobis HIGHLIGHTS ____________________ (1) As of June 30, 2020. We Are The First Mover and Market Leader

Velodyne is THE Leading Lidar Provider

$680M+ 2024 Projected Revenue Opportunity **~56% Contracted** (1)	**18** (2) Signed / Awarded Multi-Year Agreements	**300+** (3) Customers	**55+** (4) Granted / Pending Patents	**45,000+** (4) Units Shipped



David Hall invented smart vision technology
DARPA GRAND CHALLENGE
Strategic investment from Ford and Baidu
Ford
Bai du 百度
Opened advanced manufacturing facility in San Jose
Strategic investment from Nikon
Nikon
Production partnership with Veoneer
veoneer
Manufacturing agreement with Nikon
Acquired Mapper.ai
Strategic investment from Hyundai Mobis
HYUNDAI MOBIS
HDL-64E
First real-time, 3D-lidar
Puck
Launched Less than 1kg lidar
Velarray
Launched Lidar for consumer ADAS
Alpha Prime
Launched 300 meter, high resolution lidar
Veladome
Launched Near-object detection lidar
Velabit
Launched Lidar for price-sensitive applications
2005 - 2016
2017
2018
2019
2020

(1) Based on volume and price arrangements as of August 1, 2020. Contracts represent agreed upon terms and conditions but do not include firm commitment purchase orders. Actual sales may differ materially from projected volume.
(2) As of August 1, 2020.
(3) Represents the number of unique customers including distributors that purchased smart vision solutions from us in 2017, 2018 and 2019.
(4) As of June 30, 2020.

Velodyne Lidar | GRAF
Page 11

Velodyne Product Roadmap

Tireless Innovation to Bring New Technologies and Products

Broad Product Portfolio



HDL-64E | HDL-32E | VLP-16 (Puck Series) | VLP-32 (Ultra Puck Series) | VLS-128 (Alpha Prime) | Velarray

Announced Future Products



Velabit | VelaDome | Vella™ Software

Architectures

- Surround View Rotational Hybrid Solid State
- Directional Solid State
- Hemispherical
- Software

Key Technologies

- Embedded Signal Processing Software
- Proprietary Calibration and Manufacturing
- Micro-Lidar Array Technology
- Custom ASICs
- IP Portfolio

Full Range of Form Factors | Superior Perception | Low Power Consumption | Durability

Sensors are Ruggedized and Leverage Tightly Integrated Hardware and Software Solutions

Velodyne Lidar | GRAF

Page 12

Margin Expansion Through Increasing Software Content

Vella™ Software + Low Cost Velabit for cost efficient, highly profitable ADAS

Software solutions power the Vela Family of lidar products, designed for automotive ADAS applications

- Velodyne acquired Mapper.ai with 25 engineers in 2019.
- Auto Pilot, Collision Avoidance, Pedestrian Automotive Emergency Braking, and more available in 2020.
- ADAS applications enabled by the Vela Family of products and solutions contribute to roughly half of our current agreements.
- Multiple OEMs are in development on Velodyne ADAS projects, with initial deliverables by Q4 2020.
- High margin software subscriptions on broad installed base and IP licensing are expected to drive incremental revenues and profitability.

Vella™ Collision Warning System



Velodyne Lidar | GRAF

Page 13

Page 14 | Past Investments Drive Gross Margin Expansion at Scale Fully automated wafer - scale lidar manufacturing processes Micro - L idar Arrays and custom ASICs enable mass production at lower unit cost Partnerships add capacity and opportunity for higher margins Established low cost production in Thailand Transitioning Q3’20 Completed Transition Technology Miniaturization Manufacturing Partnerships Overseas Production Proprietary Manufacturing IP (NYSE: FN) (TSE: 7731) (NYSE: VNE) Velarray VLP - 16

Page 15 | Global Manufacturing Capacity to Address Growing Demand San Jose, USA Sendai, Japan Chonburi, Thailand

Page 16 | ADAS & other applications comprise majority of revenue Autonomous Vehicles (AV) Advanced Driver Assistance Systems (ADAS) Robotics and Industrial Mapping Shuttles Smart City Delivery Autonomous Vehicles (AV) Robotics and Industrial Mapping Highly affordable Many form factors Proven durability Many applications Lidar Today 2017 Today Very expensive Limited form factors Developing durability Limited applications Lidar 2017 $ $ $ $ We Are Much More than an Autonomous Vehicle Company

Highly Diversified Projects Across Industries

(Chart represents sensor units)

174 Projects Could Potentially Yield a Total of **~8M** Units Shipped by 2025

Number of Projects	
Advanced Driver Assistance Systems (ADAS)	68
Autonomous Vehicles (AV)	31
Delivery	12
Mapping	10
Robotics & Industrial	46
Smart City	7
Total	**174**

(Stages of projects shown in the above table vary from signed / awarded phase to pre-RFI phase)



Smart City
Robotics & Industrial
Mapping
Delivery
AV
ADAS
2020
2021
2022
2023
2024
2025

Note: The chart above reflects a visual representation of how Velodyne believes the market is developing based on multi-year commercial demands that Velodyne currently sees from customers and is not indicative of projected revenue or unit shipment. Signed and awarded agreements represent agreed terms and conditions of supply, but do not reflect firm orders unless and until purchase orders are received. To date, shipments under and revenue from these signed agreements have not been material. Based on data as of August 1, 2020.

Velodyne Lidar | GRAF

Page 17

Page 18 | ▪ Technology differentiation ▪ Long - term contracted volume arrangements ▪ Lengthy and rigorous validation process Barriers to Entry: Robust Durability of Installed Customer Base A ▪ High switching costs Why We Have a Sticky Customer Base C D Request for Information (RFI) Request for Quotation (RFQ) Production Contract Our Commitment in Platform Development Drives Customer Loyalty B

Demand Curve Reflects a Growing Market Opportunity

Velodyne is currently in the process of negotiating RFIs, RFQs, and long-term agreements with many customers. The below pipeline only reflects identified projects as of August 1, 2020.

(Chart represents sensor units)

$7Bn+[3]

Cumulative Revenue Opportunity

(2020 – 2025)

Signed & Awarded Progression

January 2019	→	January 2020	→	August 2020
1		**3**		**18**

174 Projects In Funnel

Number of Current Contracts / Pipeline	
Signed / Awarded	18
Additional Pipeline	156
Total	174



Signed/Awarded
RFQ
RFI
Pre-RFI
2020
2021
2022
2023
2024
2025

Note: The chart above reflects a visual representation of how we believe the market is developing based on multi-year commercial demands that we currently see from customers and is not indicative of projected revenue or unit shipment.

(1) Signed and awarded agreements represent agreed terms and conditions of supply, but do not reflect firm orders unless and until purchase orders are received. To date, shipments under and revenue from these signed agreements have not been material. Based on data as of August 1, 2020.

(2) Additional Pipeline includes RFQ, RFI, and Pre-RFI projects. Pre-RFI projects are defined as i) a particular sensor and/or sensor set for a project has been identified, ii) the goal for a particular project has been identified, iii) pricing and the future ASP have been discussed, iv) an approximate volume growth over the next 2-5 years has been discussed and identified and v) multiple meetings have taken place regarding the project with several technical discussion. There can be no assurance that any pre-RFI projects will result in significant future unit sales within any specific time frame, if at all.

(3) $7 billion+ represents estimated cumulative revenue opportunities inclusive of our signed and awarded agreements and current additional pipeline.

Velodyne Lidar | GRAF

Page 19

Page 20 | Velodyne Believes It Is Well - Positioned to Capture Growth Win Additional Commercialization Contracts Capitalize on Regulatory and End Customer Demands for Transportation Safety Develop Licensing Opportunities Penetrate High Volume Markets Expand Manufacturing Partnerships Expand Global Customer Base and Channel Relationships Expand Software Offerings Pursue Acquisitions Vella TM

Velodyne's Competitive Moats


1
Entrenched Customer Relationships
2
Driving ASP Reductions
3
Defendable IP Portfolio
4
Diverse Product Portfolio
5
Access to Capital
Velodyne Lidar

1. High switching cost as customers spend years and millions of dollars developing and validating solutions around Velodyne's technology, including system design and software development
2. Automated manufacturing techniques, deployed at high-quality manufacturing partners, drive down costs and expand our TAM at high margins and scale
3. Technology, products and manufacturing methods protected by comprehensive global patent portfolio
4. One-stop source for all machine vision needs across broad end-market applications
5. Expect that public currency and well-capitalized balance sheet will enable us to drive selective industry consolidation and further differentiate us from competitors

Velodyne Lidar | GRAF
Page 21

Page 22 | Strong And Experienced Public Company Leadership David Hall Founder & Executive Chairman Rick Tewell Chief Operating Officer Drew Hamer Chief Financial Officer Dr. Anand Gopalan Chief Executive Officer Mike Jellen Chief Customer Officer Marta Thoma Hall Chief Marketing Officer James Graf Chief Executive Officer of Graf Industrial Michael Dee President and Chief Financial Officer of Graf Industrial

Summary of Market Position

Our Low Cost Production Drives ASP Reduction and TAM Expansion Across Industries and Product Portfolio

1 Scale

~45K Units
Shipped since Inception

~15K Units
Projected to Ship in 2020E

2 Commercialization

18
Agreements

$100mm+
2020E Revenue

3 Pipeline/ Model Build

- Bottom-up approach
- 174 active opportunities across end markets
- **$7bn opportunity** derived from real-time insights

4 Portfolio

Unmatched Breadth of Portfolio for All Applications



5 Performance/ Readiness

- Velarray product line is **automotive grade**
- Mature and proven technologies **in production today**
- Optimal combination of price and performance
- Range of products applicable to diversified end-markets and performance requirements

6 Scalability

- **Multi-sourced** supply chain and outsourced production
- Design-for-manufacturing process and know-how developed over a **decade of manufacturing experience**
- **Very low cost** silicon receivers and 905nm laser

7 Software

- <20% of 2024E revenue forecast from software
- Forecasted software revenue based on direct feedback from OEMs using Velarray hardware

Velodyne Lidar | GRAF

Page 23

Financial Summary

Page 25 | How Our Agreements Typically Work 3 - 6 months 1 - 6 months Discovery Up to 12 months Initial Testing Up to 12 months Production (Recurring) Year 1 Year 2 Year 3 Year 4 Year 5 Pre - RFI RFI Software Development and Validation Hardware System Validation RFQ ▪ Customers typically buy products on a spot basis for several years during pre - contract process ▪ Customers forecast purchase volume for each contract year, with contracted ASPs for indicated volume ▪ C ontracted ASPs drop as volumes increase ▪ Binding purchase order for Year 1 confirmed upon signing contract ▪ Non - recurring engineering (NRE) revenues may be generated in Year 1 of contracts ▪ Purchase orders for subsequent years typically to be confirmed by September, providing solid visibility on production volume and revenues more than a year forward ▪ Velodyne can renegotiate pricing upward, at its discretion, if projected volume for any year drops more than 20% below forecast System Specification Purchase Order for Year 1 Contract Awarded / Signed Contract

Page 26 | Projected Revenue ($mm) Application 2020 2021 2022 2023 2024 Automotive - Moving People $23 $43 $91 $158 $233 Delivery - Moving Goods (1) 9 26 76 150 149 Smart City, Security and Other 1 3 5 2 -- Total Signed & Awarded (18 Contracts) $34 $72 $172 $309 $382 % of Projected Revenue 33% 47% 69% 75% 56% Projected Total Revenue $101 $152 $249 $412 $684 Summary of Multi - Year Agreements ____________________ Note: Signed and awarded multi - year agreements represent agreed terms and conditions of supply, but do not reflect firm orders unless and until purchase orders are received . (1) One customer accounts for $316.3mm in cumulative projected revenue between 2020 and 2024. Number of Signed and Awarded Agreements January 2019 1 January 2020 3 August 2020 18 ~$970mm contracted revenues through 2024

Product Mix Trend By Revenue

Revenue Detail

Majority of pre-production spot buys are in advance of anticipated contractual deployments

($ in mm)



ASP reduction proactively driven by Velodyne to drive lidar adoption
$182
$143
$106[1]
$101[2]
$152
$249
$412
$684
Commercial Revenue[3]
Pre-Production Spot Buys[4]

	FY2017	FY2018	FY2019	FY2020E	FY2021E	FY2022E	FY2023E	FY2024E
Weighted ASP ($)	~$17,900	~$10,800	~$7,100	~$5,600	~$3,800	~$1,000	~$700	~$600

% Product Mix Trend By Revenue



Vela Family
License, Subscription
Surround-View Lidar[5]
Services
FY17
FY18
FY19
FY20E
FY21E
FY22E
FY23E
FY24E

Note: 2020 and beyond are estimates of potential revenue opportunities. Reduction in ASP also due to changing product mix toward solid state sensors.

(1) Net Sales Revenue adjusted for one-time customer refund $4.1mm. Full Year US GAAP Net Revenue is $101.4mm.

(2) Excludes approximately $33.8mm of revenue recognized in connection with the settlement of certain legal actions described in Note 13 of the preliminary proxy.

(3) Includes sales from multi year agreements plus software and subscription revenue for 2021-2024.

(4) Includes sales that are not part of a multi year agreement, generally spot buys used for development of new programs.

(5) Includes VLS-128, HDL-64, VLP-32, HDL-32 and VLP-16.

Velodyne Lidar | GRAF

Page 27

Page 28 | Velodyne Forecasts Positive EBITDA and FCF in FY22 EBITDA (1) % of Revenue EBITDA (1) ($ in mm) ($ in mm) Free Cash Flow % of Revenue Free Cash Flow (2) ____________________ (1) Numbers in the chart represents Adjusted EBITDA, defined as Operating Income plus Depreciation & Amortization and other one - time charges. Please reference page titled, “Reconciliation of Non - GAAP Financials” in the back of this presentation. (2) Free Cash Flow defined as Cash Flow from Operations minus Capital Expenditures. Please reference page titled, “Reconciliation of Non - GAAP Financials” in the back of this presentation. (1) ($57) ($59) ($8) $16 $57 $149 (54%) (59%) (5%) 6% 14% 22% FY19 FY20E FY21E FY22E FY23E FY24E ($48) ($60) ($4) $7 $30 $104 (46%) (56%) 3% 3% 7% 15% FY19 FY20E FY21E FY22E FY23E FY24E Successfully Executing Plan to Positive EBITDA and Free Cash Flow

Page 29 | Past Investments Drive Gross Margin Expansion First Wave of Margin Expansion Margin Expansion Drivers B Fully automated wafer scale lidar manufacturing processes A MLA and custom ASICs enable mass production at lower unit costs C Partnerships add capacity and increased margins D Established low cost production in Thailand Transitioning Q3’20 Completed Transition E High - margin software revenue Vella TM E ($ in mm) D Gross Profit Total Gross Margin Sensor Gross Margin $34 $29 $71 $126 $219 $395 32% 29% 46% 50% 53% 58% 18% 14% 40% 43% 45% 46% FY19 FY20E FY21E FY22E FY23E FY24E

Page 30 | Continuing Operating Leverage to Drive Profitability R&D % of Revenue R&D Expenses S&M Expenses G&A Expenses S&M % of Revenue G&A % of Revenue ($ in mm) ($ in mm) ($ in mm) ____________________ Note: These projections are based on the assumption that we will continue to execute on our vision outlined elsewhere in this Pr esentation. $57 $55 $52 $70 $99 $137 54% 55% 34% 28% 24% 20% FY19 FY20E FY21E FY22E FY23E FY24E $22 $17 $20 $27 $41 $68 21% 17% 13% 11% 10% 10% FY19 FY20E FY21E FY22E FY23E FY24E $20 $25 $16 $21 $29 $49 19% 25% 11% 9% 7% 7% FY19 FY20E FY21E FY22E FY23E FY24E

Page 31 | Who We Believe We Compare To (And Who We Don't) Computing Platforms Vision - Based Software - Rich Solutions Disruptive AutoTech Players Redundancy is increasingly recognized as essential to road safety Lidar is becoming a standard feature for ADAS and AV Lidar serves as a primary modality of machine perception We are the leading pure - play vision provider Our products enable a breadth of solutions across end markets We are creating an ecosystem around our software - embedded hardware Legacy Tier 1s End markets limited to automotive Limited technological innovation

Page 32 | Thank You!

Page 33 | Reconciliation of Non - GAAP Financials Adj. EBITDA Free Cash Flow ($ Million) FY17A FY18A FY19A FY20E FY21E FY22E FY23E FY24E Cash Flow from Operations ($12.6) ($30.5) ($43.2) ($56.6) ($0.1) $12.6 $37.9 $111.7 Capital Expenditures $18.1 $6.9 $5.2 $3.0 $4.0 $6.0 $8.0 $8.0 Free Cash Flow ($30.7) ($37.4) ($48.5) ($59.6) ($4.1) $6.6 $29.9 $103.7 ($ Million) FY17A FY18A FY19A FY20E FY21E FY22E FY23E FY24E GAAP Operating Income $24.8 ($56.2) ($69.0) ($54.9) ($16.8) $7.2 $50.1 $141.5 Customer Refund -- -- $4.1 -- -- -- -- -- Legal Settlement -- -- -- $2.5 -- -- -- -- License Agreement -- -- -- ($16.6) -- -- -- -- Restructuring and Other Costs -- -- -- $1.2 -- -- -- -- Depreciation & Ammortization $3.3 $6.8 $8.0 $8.5 $9.3 $8.3 $6.6 $7.3 Adj. EBITDA $28.1 ($49.4) ($56.9) ($59.3) ($7.5) $15.5 $56.7 $148.8

Page 34 | Share Registration Timeline Increases Market Liquidity Shares Number of Shares (in million) Expected Registration Effective Date GRAF Public 11.5 Oct. 2018 (at IPO) PIPE Shares 15.0 Sep. 2020 Shares Underlying Public Warrants 18.3 Q4 2020 Remaining Velodyne Holders & Founder Shares 148.2 (1) Q2 2021 Warrant Conversion Mechanics ▪ 30 days after closing and for a period of 5 years thereafter, each warrant may convert to 0.75 share ▪ Warrant conversion price of $11.50 per full share ▪ Example: 4 warrants convert to 3 full shares with payment of conversion price of $ 34.50 ▪ Company may redeem the warrants when closing share price is at least $18 for 20 out of 30 consecutive trading days after the first month ____________________ (1) Ford is expected to have about 18 million shares at closing and has demand registration rights along with the shares underlying the warrants.